Emclaire Financial Corp

2014 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

William C. Marsh
Chairman, President and
Chief Executive Officer

Emlenton, Pennsylvania
April 22, 2014

Annual Meeting of Shareholders

Agenda & Contents

LEGAL

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

INTRODUCTIONS

- Board of Directors
- Executive Management
- Employees
- Crowe Horwath, LLP – Leah Blazek

Corporate Overview



Industry

Company

Economy

Emclaire Financial Corp

Overview – Industry

- − Industry consolidation
- − Continued dramatic increase in new regulations post financial crisis
- − Historically low interest rate environment, but increasing
- − Nationally weak loan demand; competitive pricing
- − Technology demands and risks; retailer breaches
- − Competitive threat from credit unions and non-bank financial companies (Wal-Mart, Target, etc.)
- + Need for community banks to serve rural areas and unique customer needs
- + Loyal customer base for community banks
- + Continued prospects for building value in community banking

OVERVIEW – INDUSTRY CONSOLIDATION


Number of U.S. Commercial Banks
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
14,495
6,532
< 12,000
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

Source: FDIC data tabulated by David C. Wheelock, Federal Reserve Bank of St. Louis Review

Notes:

- Looking to be an acquirer
- Continued need for local community banks
- Our track record

Project < 6,000 by mid 2014… 50% reduction in ~25 years

Deals announced in 2014 = 56; transactions closed in 2013 = 167

Emclaire Financial Corp

OVERVIEW – INDUSTRY CONSOLIDATION


Number of National M&A Deals
250
200
150
100
50
-
148
109
182
151
220
167
2008
2009
2010
2011
2012
2013


Number of PA M&A Deals
12
10
8
6
4
2
-
12
5
9
8
5
2
2008
2009
2010
2011
2012
2013

State	# of Banks
1. Illinois	540
2. Texas	527
3. Minnesota	360
4. Iowa	326
5. Missouri	310
6. Kansas	287
7. Wisconsin	258
8. Oklahoma	225
9. Ohio	224
10. California	223
13. Pennsylvania	197

In terms of the number of banks, PA is in the Top 13 of markets – making the state ideal for consolidation.

Source: SNL M&A Activity Tracking Report. Reflects the number of deals announced in a given year that have since closed.

Overview – Company

- Two new branch offices
- Stable earnings
- Consistent balance sheet growth
- Stable asset quality
- Stable capital position
- Positioned for continued expansion
- Continue to look at acquisition and other growth opportunities that provide value
- Need for scale



Overview – Economy

- Long term interest rate environment starting to change
- Stock market has rebounded to pre-2008 levels
- Unemployment improving – nationally and particularly in region
- Gasoline and energy prices have stabilized
- Bank earnings and valuations have recovered nationally
- Regionally – Marcellus Shale; Southern Butler County growth

EARNINGS AND GROWTH



Consolidated Financial Highlights

Earnings

Consolidated Balance Sheets

Balance Sheet Growth

Components of Growth

CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

Balance Sheet:	*As of the year ended December 31,*				
	2013	**2012**	**2011**	**2010**	**2009**
Total assets	$ 525,842	$ 509,014	$ 491,882	$ 481,885	$ 467,526
Loans receivable, net	352,430	333,801	312,545	306,152	292,615
Deposits	432,006	432,459	416,468	409,658	385,325
Borrowed funds	44,150	20,000	20,000	30,000	40,000
Stockholders' equity	45,072	51,725	50,730	39,118	37,034
Stockholders' equity per common share	$22.66	$23.72	$23.25	$21.67	$20.68
Tangible stockholders' equity per common share	$20.04	$20.93	$20.26	$17.77	$16.32
Market value per common share	$25.14	$20.85	$15.95	$16.35	$13.85
Common shares outstanding	1,768,658	1,759,408	1,751,908	1,457,404	1,431,404

- 12% asset growth
- 23% tangible book value growth
- 82% appreciation in the stock price

CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	For the year ended December 31,				
Income Statement:	**2013**	**2012**	**2011**	**2010**	**2009**
Net interest income	$ 15,921	$ 15,786	$ 15,407	$ 14,783	$ 12,752
Noninterest income	3,860	4,893	3,841	4,206	2,830
Net income	3,808	3,654	3,833	3,069	1,539
Diluted earnings per common share	$1.91	$1.80	$1.98	$1.85	$0.80
Cash dividends per common share	$0.80	$0.82	$0.64	$0.56	$0.74
Key Ratios:					
Return on average assets	0.73%	0.70%	0.78%	0.64%	0.37%
Return on average equity	7.73%	7.05%	8.44%	7.85%	4.23%
Return on average common equity	8.32%	7.56%	8.98%	8.48%	5.33%
Net interest margin	3.40%	3.34%	3.47%	3.39%	3.39%
Nonperforming assets to total assets	1.01%	1.41%	1.19%	1.45%	0.56%
Efficiency ratio	70.48%	67.41%	69.70%	71.07%	76.73%

- Continued growth in net interest income despite margin pressure
- Return on average common equity above 8.00% level in 2013
- Nonperforming assets to total assets ratio near 1.00%
- Special cash dividend of $0.10 per common share in 2012

EARNINGS – 2013 COMPARED TO 2012

(Dollar amounts in thousands, except per share data) *Audited*	2013	2012	% Change
Net interest income	$ 15,921	$ 15,786	0.9%
Provision for loan losses	580	2,154	-73.1%
Noninterest income, excluding security gains	3,520	3,636	-3.2%
Security gains, net	340	1,257	-73.0%
Noninterest expense	14,480	13,937	3.9%
Net income	**$ 3,808**	**$ 3,654**	**4.2%**
Preferred dividends (SBLF)	420	493	-14.8%
Net income to common shareholders	**$ 3,388**	**$ 3,161**	**7.2%**
Net income per common share (diluted)	**$1.91**	**$1.80**	**6.1%**

EARNINGS – 2013 COMPARED TO 2012

↑ Net interest income increased $135,000
- Loan portfolio growth
- Reduction in deposit costs
- Net interest margin management

↑ Provision for loan losses decreased $1.6 million

↓ Net security gains decreased $917,000

↓ Noninterest income, excluding security gains, decreased $116,000 or 3%
- Financial services revenue decreased $268,000, or 58%

↓ Noninterest expense increased $543,000 or 4%
- Includes $105,000 related to the new Saint Marys branch office
- Includes $286,000 of incentive compensation expense in 2013

↑ Preferred stock dividends decreased $73,000 or 15%
- Reflects $5.0 million partial redemption in September 2013
- Fixed dividend rate of 2.00% applicable for 2014 and 2015 on remaining $5.0 million
- Dividend rate significantly reduced from ~ 5.00% in prior periods.

Earnings – 1Q 2014 compared to 1Q 2013

(Dollar amounts in thousands, except per share data) *Unaudited*	2014	2013	% Change
Net interest income	**$ 4,004**	**$ 3,878**	**3.2%**
Provision for loan losses	163	143	14.0%
Noninterest income, excluding security gains	781	846	-7.7%
Security gains	658	85	NM
Noninterest expense, excluding prepay penalty	3,672	3,575	2.7%
Prepayment penalty	550	--	NM
Net income	**841**	**858**	**-2.0%**
Preferred dividends (SBLF)	25	125	-80.0%
Net income to common shareholders	**$ 816**	**$ 733**	**11.3%**
Net income per common share	**$ 0.46**	**$ 0.42**	**9.5%**
Return on average common equity	8.02%	7.11%	+91 bps

- Prepayment penalty expense incurred associated with early retirement of $5 million in FHLB advance debt.

EARNINGS – 1Q 2014 COMPARED TO 1Q 2013

↑ Net interest income increased $126,000 or 3%
- Loan portfolio growth (vs. Q1-2013)
- Reduction in the cost of funds

↔ Provision for loan losses increased $20,000
- Function of loan growth

↑ Security gains increased $573,000
- Q1-2014 included $658,000 of security gains, of which $580,000 related to the FHLB debt repayment strategy

↓ Noninterest income, excluding security gains, decreased $65,000 or 8%
- $55,000 reduction in Financial Services revenue

↓ Noninterest expense, excluding prepay penalty, increased $97,000 or 3%
- General expense increases
- $64,000 related to the new Saint Marys branch

↑ Preferred stock dividends decreased $100,000 or 80%
- September 2013 $5.0 million partial redemption of SBLF ($63,000)
- Reduction in dividend rate from ~5.00% to 2.00% ($37,000)

EARNINGS CONSIDERATIONS

Headwinds:

- Interest rate environment / margin pressure
- Regulatory uncertainty
- Increased compliance activities and costs
- Healthcare costs
- Mild loan demand compounded by competitive pricing
- Start-up costs of new branch offices



Opportunities:

- Entrance into new markets
- Noninterest revenue growth
- Improved operating efficiencies
- SBLF capital
- Greater sales focus
- Continued staff improvement/training



CONSOLIDATED BALANCE SHEETS

($'s in thousands, except share data)	March 31, 2014	December 31, 2013	December 31, 2012
Assets:	*Unaudited*	*Audited*	*Audited*
• Cash	$ 28,766	$ 16,658	$ 20,424
• Investments	122,196	117,304	120,206
• Loans receivable, net	344,915	352,430	333,801
• Other (intangible assets of $4,572, $4,629 and $4,899)	39,000	39,450	34,583
Total Assets	**$ 534,877**	**$ 525,842**	**$ 509,014**
Liabilities:			
• Deposits	$ 467,162	$ 432,006	$ 432,459
• Borrowed funds	17,150	44,150	20,000
• Other	4,620	4,614	4,830
Total Liabilities	488,932	480,770	457,289
Stockholders' Equity	**45,945**	**45,072**	**51,725**
Total Liabilities and Equity	**$ 534,877**	**$ 525,842**	**$ 509,014**
Tangible book value per common share	$ 20.55	$ 20.04	$20.93

Consolidated Balance Sheets

December 31, 2013 versus December 31, 2012:

- Assets +3.3%
- Loans +5.6%
- Deposits Flat, but improved mix

❖ SBLF $5 million partial redemption in September 2013

March 31, 2014 versus December 31, 2013:

- Assets +1.7%
- Loans - 2.1%
- Deposits +8.1%

❖ FHLB $5 million long term advance payoff in March 2014

✓ Continued opportunity to invest in loans without commensurate balance sheet growth

BALANCE SHEET GROWTH

14% Asset Growth – 12/31/2009 to 03/31/2014



$550
$500
$450
$400
$350
$300
$250
(In Millions)
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
3/31/2014

	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	3/31/2014
Total Assets	$468	$482	$492	$509	$526	$535
Deposits	385	410	416	432	432	467
Loans, net	293	306	313	334	352	345

Emclaire Financial Corp

Components of Growth



01/01/2009 – 03/31/2014
Sources of Balance Sheet Growth
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
41%
31%
28%
50%
34%
16%
Loans
Deposits
Acquisitions
Recent De Novos
Organic

Growth: ***$80 million*** ***$181 million***

Recent De Novo offices include:
- *Cranberry/Seneca (2006)*
- *Grove City (2008)*
- *Saint Marys (2013)*
- *Cranberry Township (2014)*

Acquisitions include:
- *Elk County S&L/Ridgway (2008)*
- *NCB/Titusville (2009)*



GROWTH

DEPOSITS BY BRANCH - $467 MILLION TOTAL

$'s in $000's

Branch Location	Branch Open Type	Year Opened	Deposits as of March 31, 2014
Emlenton	De Novo / Acquisition	1900 / 1991	$ 51,796
Eau Claire	De Novo	1978	19,637
Clarion	De Novo	1985	46,765
East Brady	Acquisition	1991	23,211
Bon Aire	De Novo	1996	57,934
Knox	De Novo / Acquisition	1996 / 1996	36,890
Ridgway	Acquisition	1998 / 2008	13,823
DuBois	Acquisition	1998	23,033
Brookville	Acquisition	1998	28,604
Meridian	De Novo	2003	26,106
Cranberry	De Novo	2006	27,116
Grove City	De Novo	2008	18,903
Titusville	Acquisition	2009	78,779
Saint Marys	**De Novo**	**2013**	**9,350**
Cranberry Township	De Novo	2014	5,215

*Five newest branches account for **$139 million (30%)** of total deposits*

Emclaire Financial Corp

MAINTAINING A SOLID CAPITAL POSITION


BANK

Historic Capital Levels

Capital Enhancement Strategies

HISTORIC CAPITAL LEVELS


The Farmers National Bank of Emlenton
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
7.48%
7.92%
8.69%
8.92%
8.58%
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
Bank Tier 1 capital to average assets
"Well Capitalized" regulatory threshold

- ↑ $4.6 million private placement completed in March 2011
- ↑ Redeemed $7.5 million of TARP with $10.0 million of SBLF in August 2011
- ↓ Redeemed $5.0 million of SBLF in September 2013

CAPITAL ENHANCEMENT STRATEGIES

- 2010 – Funded pension plan with $400,000 of stock
- 2011 – $4.6 million private placement
- 2011 – $7.5 million redemption of TARP
- 2011 – $10.0 million SBLF participation
- 2013 – $5.0 million SBLF redemption
- *2014 / 2015 – SBLF redemption / common stock offering*
- Other:
  - Stable to strong earnings
  - Disciplined dividend payout strategy
  - Realizing gains from the security sales
  - Reduction in long term borrowings

Creating Shareholder Value



Stock Performance – Long Term

Stock Performance – Short Term

Dividend Recap

STOCK PERFORMANCE – LONG TERM



Emclaire Financial Corp. - Price Change (%)
Source: SNL Financial
EMCF (+83.00%)
KBW Bank (-15.77%)
S&P 500 (+61.36%)
Price Change (%)
150
100
50
0
-50
-100
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Blue shaded area = Emclaire Financial Corp　　Red = KBW Bank Index (BKX)　　Green = S&P 500 Index

- Outperformed S&P 500 and KBW Bank Index over the last 13 years
- Total Return (March 2001 – March 2014) = 171.2%
  - Price Appreciation 83.0%
  - Total Dividend Yield 88.2%

100 shares purchased on March 31, 2001:

- Total cost = $1,400
- Value at 3/31/2014 = $2,562
- Dividends earned = $1,235

✓ **Total return = $2,397 (8.0% average annual return)**

STOCK PERFORMANCE – SHORT TERM



Emclaire Financial Corp. - Price Change (%)
Source: SNL Financial
EMCF (+6.75%)
KBW Bank (+28.45%)
S&P 500 (+19.32%)
Price Change (%)
30
20
10
0
-10
May 2013
Jul 2013
Sep 2013
Nov 2013
Jan 2014
Mar 2014
Blue shaded area = Emclaire Financial Corp
Red = KBW Bank Index (BKX)
Green = S&P 500 Index

- Delivered a solid Total Return over the last 12 months
- Total Return (March 2013 – March 2014) = 10.2%
  - Price Appreciation 6.8%
  - Dividend Yield 3.4%
- Long term chart indicates EMCF recovered sooner than market

<u>100 shares purchased on March 31, 2013</u>:

- Total cost = $2,400
- Value at 3/31/2014 = $2,562
- Dividends earned = $82

✓ **Total return = $244 (10%)**

Emclaire Financial Corp

DIVIDEND RECAP


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
Cash Dividend per Common Share
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Dividend Yield
3.15%
4.04%
3.91%
5.14%
3.84%
3.50%
2009
2010
2011
2012
2013
2014E
Special Dividends
Regular Dividends
Dividend Yield
Average yield = 3.93%

- Dividend yield = dividends for the year / stock price at the beginning of the year
- 2014E dividends projected at $0.22 per quarter
  - ➢ Represents a yield of 3.50% based on closing price of $25.14 per share at 12/31/2013

MAINTAINING ASSET QUALITY



Overview

Peer Comparison: Nonperforming Assets

Peer Comparison: Loan Delinquency

ASSET QUALITY – OVERVIEW

In $000's	Dec. 31 2009	Dec. 31 2010	Dec. 31 2011	Dec. 31 2012	Dec. 31 2013	March 31 2014
	As of and for the periods ended					
Total delinquency (> 30 days)	**$7,702**	**$6,718**	**$3,984**	**$7,797**	**$5,912**	**$5,754**
Nonperforming assets:						
Accruing loans 90 or more days past due	$59	$41	$66	$21	$62	$0
Nonaccrual loans	2,359	6,570	5,499	6,967	5,145	5,999
Total nonperforming loans	**$2,418**	**$6,611**	**$5,565**	**$6,988**	**$5,207**	**$5,999**
Repossessed assets & OREO	213	373	307	180	107	80
Total nonperforming assets	**$2,631**	**$6,984**	**$5,872**	**$7,168**	**$5,314**	**$6,079**
Nonperforming assets / assets	0.56%	1.45%	1.19%	1.41%	1.01%	1.14%
Allowance for loan losses:	$3,202	$4,132	$3,536	$5,350	$4,869	$4,921
Allowance / loans	1.08%	1.33%	1.12%	1.58%	1.36%	1.41%
Allowance / nonperforming loans	132.42%	62.50%	63.54%	76.56%	93.49%	82.04%
Charge-offs (3/31/14 data is annualized):						
Charge-offs / average loans	0.30%	0.14%	0.35%	0.15%	0.33%	0.15%

- The largest nonperforming relationship accounts for $2.1 million, or 34% of nonperforming assets at March 31, 2014
- The two largest nonperforming relationships account for $3.4 million, or 56% of nonperforming assets
- Increase in nonperforming assets at March 31, 2014 primarily relates to one relationship (2 loans for $724,000)

ASSET QUALITY – NONPERFORMING ASSETS

Source: SNL


Nonperforming Assets to Total Assets
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
2.18%
1.83%
1.85%
1.65%
1.61%
1.45%
1.41%
1.19%
1.01%
0.56%
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
Peer Group
Emclaire Financial Corp.

Peer Group includes the following institutions: 1st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, NexTier Bank, Allegheny Valley Bank, Farmers & Merchants Bank of Western PA, Clearfield Bank & Trust Co., Mars National Bank, and Mercer County State Bank. Average assets of peer group = $525 million.

ASSET QUALITY – DELINQUENCY TRENDS



Delinquent Loans to Loans
Source: SNL
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
4.20%
4.25%
3.98%
3.55%
2.83%
2.59%
2.16%
2.41%
3.10%
2.44%
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
National Group
Farmers National Bank

National Group: includes all U.S. Banks

Emclaire Financial Corp

THE YEAR AHEAD



- Our Franchise
- Market Assessment
- Investing in People and Systems
- Strategy Recap

OUR FRANCHISE



Erie, PA
NY
OH
PA
Pittsburgh, PA
Chautauqua
Allegany NY
Warren
McKean
Potter
Ashtabula
Crawford
Forest
Cameron
Venango
Trumbull
Mercer
Clinton
Mahoning
OH
Lawrence
Clearfield
Centre
Armstrong
Beaver
Indiana
Mifflin
Cambria
Huntingdon
Jefferson
Westmoreland
Washington
Ohio
WV
Somerset
Bedford
Fayette
Fulton
Franklin
Marshall
Greene

Map Key:

- Headquarters / Main Office
- Current Banking Offices
- Future Banking Offices

Future Full-Service Branch Banking Offices:

- Cranberry Township, PA
- Hermitage, PA

❖ Investments in growth

Natural extensions of existing branch network

MARKET ASSESSMENT

Data adjusted for mergers and acquisitions as of 6/30/2013			Headquarters			Deposit Market Share June 30, 2013		Deposit Market Share June 30, 2012		
Rank	Ticker	Company Name	City	State	Branches	Balance ($000)	%	Balance ($000)	%	Rank
1	PNC	PNC Financial Services Group	Pittsburgh	PA	38	$ 2,027,515	18.09%	$ 2,035,609	18.27%	1
2	FNB	F.N.B. Corp.	Hermitage	PA	28	1,468,037	13.10%	1,559,564	14.00%	2
3	NWBI	Northwest Bancorp, Inc.	Warren	PA	34	1,302,525	11.62%	1,273,931	11.43%	3
4	CCNE	CNB Financial Corp.	Clearfield	PA	18	799,276	7.13%	744,441	6.68%	5
5	STBA	S&T Bancorp Inc.	Indiana	PA	12	748,821	6.68%	791,233	7.10%	4
6	RBS	Royal Bank of Scotland Group	Edinburgh	N/A	20	691,082	6.16%	656,895	5.90%	**7**
7	FCF	First Commonwealth Financial	Indiana	PA	17	672,557	6.00%	659,685	5.92%	6
8	HBAN	Huntington Bancshares Inc.	Columbus	OH	14	503,751	4.49%	496,849	4.46%	8
9	**EMCF**	**Emclaire Financial Corp.**	**Emlenton**	**PA**	**14**	**449,567**	**4.01%**	**463,454**	**4.16%**	**9**
10		Nextier Inc.	Butler	PA	12	374,541	3.34%	364,206	3.27%	10
11	MCSB	Mercer County State Bancorp Inc.	Sandy Lake	PA	10	293,718	2.62%	274,050	2.46%	11
12		Fryburg Banking Co.	Fryburg	PA	6	236,903	2.11%	231,230	2.08%	12
13	CBTC	CBT Financial Corp	Clearfield	PA	6	233,083	2.08%	225,184	2.02%	13
14	MNBP	Mars National Bank	Mars	PA	5	222,807	1.99%	219,490	1.97%	14
15		Marquette Savings Bank	Erie	PA	5	189,941	1.69%	169,333	1.52%	**16**
16		Greenville Savings Bank	Greenville	PA	2	177,407	1.58%	170,562	1.53%	15
17		Dollar Bank FSB	Pittsburgh	PA	2	154,095	1.37%	147,550	1.32%	17
18	FNFG	First Niagara Financial Group	Lockport	NY	3	123,541	1.10%	126,132	1.13%	18
19	WSBC	WesBanco, Inc.	Wheeling	WV	2	110,876	0.99%	115,324	1.03%	19
20	CCYY	Clarion County Community Bank	Clarion	PA	3	110,792	0.99%	109,290	0.98%	20
			All Others		18	319,757	2.85%	308,961	2.77%	
			TOTAL		**269**	**$ 11,210,592**	**100.00%**	**$ 11,063,601**	**100.00%**	

Note: EMCF competes in eight counties in Pennsylvania, including: Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer and Venango.

Source: SNL Financial

Emclaire Financial Corp

MARKET ASSESSMENT

County	Total Deposits in Market ($000)	Deposits in Market ($000)	Market Share (%)	Rank	# of EMCF Branches	# Total Branches	2012 Population (actual)	2012 Median Household Income ($)	2012 -2017 Projected HHI Growth (%)
		EMCF as of June 30, 2013					Market Demographics		
Butler	$ 3,641,067	$ 121,193	3.33%	10	3	79	186,733	$ 55,133	18.7%
Clarion	772,592	99,049	12.82%	5	3	21	40,189	40,119	13.0%
Clearfield	1,322,107	22,935	1.73%	7	1	33	82,210	35,566	13.4%
Crawford	1,220,579	83,137	6.81%	6	1	30	89,218	36,248	15.0%
Elk	687,547	14,182	2.06%	5	2	19	32,076	42,746	17.6%
Jefferson	890,119	20,048	2.25%	9	1	19	45,393	35,934	9.6%
Mercer	1,950,160	10,174	0.52%	8	1	47	117,031	40,781	23.2%
Venango	726,421	78,849	10.85%	6	2	21	54,948	37,070	12.9%
TOTAL	**$ 11,210,592**	**$ 449,567**	**4.01%**	**9**	**14**	**269**	**647,798**		
Allegheny	73,833,482						1,228,771	$ 46,365	19.5%
Armstrong	1,123,731						68,972	41,124	20.7%
Beaver	2,175,141						171,408	45,178	19.2%
Erie	4,228,343						282,790	41,548	21.4%
Indiana	2,436,997						90,472	38,311	14.3%
Lawrence	1,532,855						91,306	39,936	15.2%
McKean	829,566						43,489	37,260	12.5%
Warren	848,819						42,165	39,660	15.2%
Washington	4,634,982						210,729	50,341	17.3%
Westmoreland	6,988,210						366,921	46,235	19.1%
TOTAL	**$ 98,632,126**						**2,597,023**		
GRAND TOTAL	**$ 109,842,718**						**3,244,821**		
Pennsylvania	**$ 314,915,558**					**4,595**	**12,807,296**	**$ 49,167**	**16.4%**
United States	**$ 8,433,817,620**					**96,160**	**313,129,017**	**$ 50,157**	**13.4%**

Source: SNL Financial

Market Assessment – New Markets

Opportunities for "new" organic growth

Saint Marys (Elk County)

- Branch has nearly $10 million in new deposits
- Complements Ridgway branch office / market
- Commercial loan growth opportunities in robust powdered metals industry
- "Turn key" location reduced overall operating costs (relative to similar de novo)

Cranberry Township (Butler County)

- One of the most dynamic markets in Western PA – and nationally.
- Significant deposit potential
- Significant retail loan production potential
- Commercial bankers have been prospecting the market for more than 18 months
- Lease revenue from 2nd floor defrays operating costs

CRANBERRY TOWNSHIP, PA

Market Information

- $785 million in deposits
- 23,000+ households
- $88,000 median income
- Top 10 fastest growing municipalities in U.S.
- Significant source of retail growth
- Traffic: 34,000 vehicles pass per day


ROUTE 19 ELEVATION
FARMERS NATIONAL BANK
LIGO ARCHITECTS AIA

❖Target Opening: *May 2014*

INVESTING IN PEOPLE & SYSTEMS

People	▪ Investing in management depth and expertise ▪ Re-aligning approval channels to reduce cycle times and improve customer service
Key Systems & Processes	▪ Automation of application processing ▪ Mobile banking application scheduled for 2014 ▪ Upgraded telecommunications platform
Infrastructure	▪ New full-service branch banking offices ▪ Branding current offices and branch remodeling
Training	▪ Focus on sales & service training ▪ Staying abreast from compliance perspective – new regulations

Planned System Investments

- Mobile banking application
- Mortgage application processing system (upgrade)
- Improved Customer Relationship Management (CRM) system (Quest Analytics)

- Objectives:
  - Attract / retain customers
  - Increase revenue opportunities
  - Streamline processes; reduce cycle times
  - Reduce processing costs

Strategy Recap

- Continued focus on earnings
- Continued focus on balance sheet mix
- New branch offices, markets and acquisitions
- Capital management
- Asset quality
- Improvement in systems, personnel and technology

WELL POSITIONED

✓Capital



✓Franchise



✓Systems & Technology



✓People



Closing and Thank You

Questions and Answers....



FARMERS NATIONA
BAN

...Thank you for your continued confidence and support!